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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):    APRIL 19, 1999


                            METAMOR WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


          0-26970                                      76-0407849
 (Commission File Number)                 (I.R.S. Employer Identification No.)



             FIVE POST OAK PARK
      4400 POST OAK PARKWAY, SUITE 1100
               HOUSTON, TEXAS                          77027-3413
  (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (713) 548-3400



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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           On April 19, 1999, Metamor Worldwide, Inc. the "Company") completed its tender offer for the publicly held shares of Decan Groupe
(the "Decan shares"), a French societe anonyme listed on the Paris Stock Exchange Secondary Market (Second Marche) and registered with the Lyon Registry of Commerce and Companies. The tender offer commenced in February 1999 following the purchase by the Company of Decan shares from Delphi, Plc, a company based in the United Kingdom, and from Jacques Mottard, chairman and managing director of Decan. The purchase price paid to Delphi was equal to EURO 36,722,720, or EURO 40 (forty) per share. The purchase price paid to Mr. Mottard consisted of a cash payment of EURO 8,303,424 (EURO 40 (forty) per share) and 233,321 newly issued unregistered shares of Company common stock, par value $.01 per share. The purchase price of each acquisition was determined as a result of direct negotiations between the Company and Delphi and Mr. Mottard. As of April 19, 1999, the Company had acquired 2,954,657 (98%) of the Decan shares and 109,185 (94.5%) of the convertible bonds, resulting in a 95.9% ownership on a fully diluted basis.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)        Financial Statements of Business Acquired

           As of the date of filing this Current Report on Form 8-K, the financial statements required by this Item 7(a) are not available. In accordance with Item 7(a)(4) of the Form 8-K, such financial statements will be filed no later than July 3, 1999.

           (b)        Pro Forma Financial Information

           As of the date of filing this Current Report on Form 8-K, the pro forma financial information required by this Item 7(b) is not available. In accordance with Item 7(b) of Form 8-K, such financial statements will be filed no later than July 3, 1999.

           (c)       Exhibits

                     2.1 Stock Purchase Agreement dated as of February 3, 1999 by and between Metamor Worldwide, Inc., a Delaware corporation and Delphi Group Plc, a company incorporated in England.

                     2.2 Stock Purchase Agreement dated as of February 4, 1999 by and between Metamor Worldwide, Inc., a Delaware corporation and Jacques Mottard, Aurelie Mottard, Nicolas Mottard, Antoine Mottard and Guillaume
                                Mottard, all French citizens.


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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METAMOR WORLDWIDE, INC.
                                        (Registrant)



Dated: April 30, 1999                   By: /s/ EDWARD L. PIERCE
                                           -----------------------
                                           Edward L. Pierce
                                           Chief Financial Officer, Senior Vice
                                           President and Assistant Secretary


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                               INDEX TO EXHIBITS



           Exhibit No.             Description
           -----------             -----------

              2.1 Stock Purchase Agreement dated as of February 3, 1999 by and between Metamor Worldwide, Inc., a Delaware corporation and Delphi Group Plc, a company incorporated in England.

              2.2 Stock Purchase Agreement dated as of February 4, 1999 by and between Metamor Worldwide, Inc., a Delaware corporation and Jacques Mottard, Aurelie Mottard, Nicolas Mottard, Antoine Mottard and Guillaume
                         Mottard, all French citizens.